EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Duos Technologies Group, Inc. (the “Company”), on Form 10-Q for the period ended June 30, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof, I Adrian G. Goldfarb, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended June 30, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2017, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2017	By:	/s/ Adrian G. Goldfarb
Adrian G. Goldfarb
Principal Financial Officer Duos Technologies Group, Inc.